Prepayments - Schedule of Prepayments (Details) - USD ($)		Dec. 31, 2024	Dec. 31, 2023
Prepayments
Prepayment – fuel expenses	[1]	$ 7,455,660	$ 4,437,478
Prepayment – subcontractor costs		189,842	870,206
Prepayment – insurance expenses		114,978	154,950
Prepayment – Parts and spares costs		2,710	2,885
Prepayment – professional fees		548	36,615
Prepayment – others		22,818	7,035
Total prepayments		$ 7,786,556	$ 5,509,169

[1]	Since the large fluctuations in fuel price in the market, the Company considers optimizing the overall cost, so the Company purchased fuel when the fuel price is low for future fuel reserve to avoid excessive cost due to the large increase of fuel price in the future. Prepaid fuel expenses primarily involve advance payments to five suppliers.